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                       SUPPLEMENT DATED FEBRUARY 26, 1999
                              TO THE PROSPECTUS OF
                        TEMPLETON GROWTH AND INCOME FUND
                dated August 1, 1998, as amended January 1, 1999

On February 26, 1999, Templeton Global Investment Trust's Board of Trustees approved a proposal to merge the Templeton Growth and Income Fund into Templeton World Fund, subject to shareholder approval. Templeton Funds, Inc.'s Board of Directors also approved the merger on behalf of Templeton World Fund. The investment goal of Templeton Growth and Income Fund is high total return (a combination of capital growth and income). The investment goal of Templeton World Fund is long-term capital growth. The Boards believe this proposed merger will benefit shareholders.

It is anticipated that later this year shareholders of Templeton Growth and Income Fund will receive a proxy and proxy statement requesting their votes on the merger.

Templeton Growth and Income Fund will be closed to new investors after the close of business on February 26, 1999. If you are a shareholder of record as of the close of business on February 26, 1999, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of Templeton Growth and Income Fund or to reopen your account in the fund. If you sell your shares in the fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton Funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.


                Please keep this supplement for future reference.